imprimis PHARMACEUTICALS

NASDAQ: IMMY

Mark L. Baum, CEO
Jefferies Healthcare Conference
June 7, 2016

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn, and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; the projected size of the potential market for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

The Genesis of a Drug Pricing Bubble

- Some drug companies built business models on monopoly control over drugs that are:
  - Old and off-patent
  - Serve relatively small markets
  - Have little, if any, generic or branded competition
- Model led to aggressive price increases, affecting patient out-of-pocket costs, and in many cases, limiting access
- Problem is that according to FDA, about 12% of drugs do not and likely will not have generic competition, leaving opportunities for price expansion of branded incumbents[1]

The Public and the Market Awakens





Hillary Clinton @HillaryClinton · 2h

Price gouging like this in the specialty drug market is outrageous. Tomorrow I'll lay out a plan to take it on. -H

> **The New York Times** @nytimes
>
> Overnight, the price of a 62-year-old drug jumped to $750 a tablet from $13.50 nyti.ms/1PgyCpC

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Responses by Payors and Government

- Many are implementing cost-savings programs, narrowing coverage choices to "preferred formularies" and excluding certain expensive drugs
- CVS, Cigna, Harvard Pilgrim Healthcare Co. and Express Scripts sign value-based contracts for high cost drugs binding payment to patient outcomes as part their system-wide cost savings programs[2]
- Express Scripts new "market events" program for 2016 to allow ESI to act within weeks to sudden pricing increases or if patients are being shifted to more expensive therapies[3]
- BlueCross and BlueShield of Vermont's *Step Therapy Program* requires physicians to first prescribe lower-cost drugs before prescribing expensive branded drugs[4]
- Bipartisan and bicameral passage of Medicare Access and CHIP Reauthorization Act (MACRA) of 2015 ties CMS payments to quality or value of treatments[5]
- Drug pricing transparency bills – with fines – passed or in process (13 states, including VT, NY, CA, OH, MA, VA)[6]

Other Potential Solutions



Drug Imports


CHARCUTERIA LACTEOS Y

Price Controls


CAN'T DO ANYTHING
WON'T DO ANYTHING

Legislation

We believe the answer is more COMPETITION.

Our Solution

Imprimis CARES!

We provide access to a portfolio of lower-cost patented or patent-pending compounded alternatives to expensive branded and generic drugs

Imprimis Cares™ compounded formulations create competition and are a market-based solution to the Drug Pricing Bubble

Branded Compounding™ Business Model



Off patent, FDA-approved APIs made in FDA registered facilities according to USP monographs



Produced under strict quality standards pursuant to the Drug Quality & Security Act of 2013

- Use drug components that physicians already know and prescribe
- Focus on quality and CMC
- Speed to market
- New FDA approval is not sought for final compounded formulation
- Opportunity for formulation patent protection
- Opportunity to lower drug costs for payors

Imprimis CARES! Daraprim® Alternative



- Turing increased the price of Daraprim 5,000%[7]
- October 2015, we introduced our formulations for $0.99 per capsule[8]
- Partnered with Express Scripts, the largest U.S. pharmacy benefits manager[9]
- Supported by the Infectious Disease Society of America and the HIV Medicine Association[9]
- Blue Cross and Blue Shield of Vermont's Step Program *mandates* our formulations prior to prescribing Daraprim[4]
- In a matter of months, we now have >10% market share

Imprimis CARES! Media Coverage

The New York Times

The Wall Street Journal

Bloomberg US

CNN Money

Associated Press


CNBC
5,000 PERCENT INCREASE
$1 ALTERNATIVE TO $750 LIFE-SAVING PILL
CNN
Bloomberg
Imprimis Pharmaceuticals
3rd December 2015
The New York Times
The San Diego Union-Tribune
PRICE GOUGING SCANDAL
MSNBC

Fortune

Fierce Pharma

Fox Business News

CBS

CNBC

US News & World Report

Business Insider

Equities.com

Reuters

USA Today

The Daily Beast

MSNBC

Imprimis CARES! Disruption

Thiola®
(tiopronin) tablets
Rx Only

DUREZOL®
(difluprednate ophthalmic emulsion) 0.05%

DARAPRIM®
(pyrimethamine) 25mg tablets

JUBLIA®
(efinaconazole)
Topical Solution 10%

ELMIRON®
(pentosan polysulfate sodium) 100 mg Capsules

ONCE-DAILY
ORACEA®
(doxycycline) 40 mg modified-release, hard capsule

PROLENSA®
(bromfenac ophthalmic solution) 0.07%

Acticlate®
(Doxycycline Hyclate USP) Tablets
75 mg 150 mg

Vigamox®
(moxifloxacin HCl ophthalmic solution) 0.5% as base

SOLODYN®
(MINOCYCLINE HCl, USP)
EXTENDED RELEASE TABLETS

DORYX®
(doxycycline hyclate delayed-release tablets)

Imprimis CARES! Disruption

Branded Drug	Imprimis Cares™ Compounded Alternative	Estimated Cost Savings
Bausch & Lomb and Alcon steroid, antibiotic and NSAID eye drops for post-Cataract Surgery and post-LASIK infection and inflammation[10]	Dropless Therapy® Formulations	92%
	LessDrops® Formulations	81%
Elmiron® for Interstitial Cystitis[11]	PPS-DR™	88%
Daraprim® for Toxoplasmosis[12]	Pyrimethamine and Leucovorin	99.8%
Thiola® for Cystinuria[13]	Customized Delayed Release Tiopronin	81%

Disrupting the >$1B Eye Drop Market



- Our patent-pending formulations are changing pre-and-post operative care regimens
- >10% market share related to pre and post operative eye drops for cataract surgery
- 3.9M cataract surgeries expected in 2017[14]
- 700,000 LASIK surgeries annually[15]
- Incumbent: 2-3 bottles of topical eye drops
  - Cost
  - Compliance
  - Call backs[16-21]

Enabled by SSP Technology®


Moxifloxacin HCl
(15/1)mg/mL Sterile
(15/1)mg/mL Sterile

SSP Technology allows active drugs to mix and become usable as an injection

Without SSP Technology, large irregular clumps of active drugs persist, not usable as an injection

LessDrops® Topical Combination Eye Drops


imprimis


Alcon
VIGAMOX
PROLENSA
Prednisolone Acetate Ophthalmic Suspension USP
SANDOZ

- One bottle vs. 3 separate bottles
  - Antibiotic + Steroid
  - NSAID + Steroid
  - Triple Drop™
- 50% fewer drops[22]
- Lower cost ($60 vs. $323[10])
- Better patient compliance[22]
- Reduced burden for the MD and staff[22]

Dropless Therapy®



Richard Lindstrom, MD

Dropless Cataract Surgery by Richard Lindstrom, MD and Vance Thompson, MD using our patent-pending Dropless Therapy formulation

Dropless Therapy™ Pricing

- **April 2014:** Go Dropless™ Launch
- **December 2014:** CMS Policy Revision
- **Spring 2015:** IMMY Begins Physician Pay
- **August 2015 :** Andrew Chang Economic Study Released
- **Spring 2016:** Gathering Support: Policymakers, MD's, Large Advocacy Organizations

- **Logic**
  - After 200,000+ surgeries, delivering medicine directly into the eye to eliminate patient compliance issues and difficulties with eye drops makes sense
- **Economics**
  - CSIE sponsored economic study demonstrates CMS and patients save up to $13B[10] over 10-year period with Dropless Therapy
- **Humanity**
  - Patients suffering with Alzheimer's, dementia, arthritis and other health issues will benefit by not having to administer drops
- **We estimate >$200M[23] annual revenue potential with CMS policy change**

imprimis PHARMACEUTICALS

Revenue Growth


Quarterly Revenue
(in thousands of dollars)
5,000
4,000
3,000
2,000
1,000
0
$439
$554
$1,563
$1,967
$2,683
$3,503
$4,381
Q3-2014
Q4-2014
Q1-2015
Q2-2015
Q3-2015
Q4-2015
Q1-2016

% Growth	-	26%	182%	26%	36%	30%	26%

imprimis PHARMACEUTICALS

Growth Opportunities

- Continue to grow current market share
- Expand Imprimis Cares™ - target rich environment - more opportunities than resources
- Develop new PBM and payor relationships to facilitate widespread in-network reimbursement
- CMS policy shift automatically expands market and margin for this formulation (>$200M in potential annual revenue opportunity)[23]
- Demonstrated significant market share wins from branded drugs, ~80% payor savings and >60% gross margins on our core proprietary formulations

Company Snapshot

- Trading Symbol: NASDAQ: IMMY
- Price per Share (5-23-16): $4.00
- Market Cap: $52 million
- Number of Employees: 125
- Headquartered in San Diego, CA
- Facilities in:
  Irvine, CA
  Roxbury, NJ
  Allen, TX
  Folcroft, PA
- Extensive IP portfolio
- Driving innovation and lowering drug costs



imprimis
PHARMACEUTICALS

Imprimis Pharmaceuticals
(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130
(858) 704-4040
www.imprimispharma.com

References and Appendix

References

1. Testimony at the Generic Drug Approval Process and Accessibility Hearing, January 28, 2016 regarding Mark L. Baum's op-ed article in the Wall Street Journal. Senator Al Franken, U.S. Senator, Minnesota [D] and Janet Woodstock, MD, Director of the FDA Center for Drug Evaluation and Research
2. Loftus, P and Wilde Mathews, A. Health Insurers Push to Tie Drug Prices to Outcomes. Wall Street Journal. http://www.wsj.com/articles/health-insurers-push-to-tie-drug-prices-to-outcomes-1462939262. May 11, 2016. Accessed June 3, 2016
3. Wasserman, E. Express Scripts puts heat on pharma with new price hike-fighting program. FiercePharma. May 2, 2016. http://www.fiercepharma.com/pharma/express-scripts-puts-heat-pharma-new-price-hike-fighting-program. Accessed June 5, 2016.
4. Prescription Drug Step Program. BlueCross and BlueShield of Vermont website. http://www.bcbsvt.com/pharmacy/drug-lists/prescription-drug-therapy/. Accessed June 3, 2016.
5. Quality Payment Program: Delivery System Reform, Medicare Payment Reform, & MACRA. Centers for Medicare and Medicaid Services website. https://www.cms.gov/Medicare/Quality-Initiatives-Patient-Assessment-Instruments/Value-Based-Programs/MACRA-MIPS-and-APMs/MACRA-MIPS-and-APMs.html. Accessed June 34, 2016.
6. Brennan, Z. Vermont Governor signs bill with possible $10K fines for drug price hikes. Regulatory Affairs Professional Society. June 3, 2016. http://raps.org/Regulatory-Focus/News/2016/06/03/25064/Vermont-Governor-Signs-Bill-With-Possible-10K-Fines-for-Drug-Price-Hikes/?utm_source=Email&utm_medium=Informz&utm_campaign=RF-Today. Accessed June 5,2016
7. Pollack, A. Drug Goes from $13.50 a Tablet to $750 Overnight. New York Times. http://www.nytimes.com/2015/09/21/business/a-huge-overnight-increase-in-a-drugs-price-raises-protests.html?_r=0. September 20, 2015. Accessed June 3, 2016.
8. Imprimis Pharmaceuticals to Make Compounded and Customizable Formulation of Pyrimethamine and Leucovorin Available for Physicians to Prescribe for their Patients as an Alternative to Daraprim. http://imprimispharma.investorroom.com/2015-10-22-Imprimis-Pharmaceuticals-to-Make-Compounded-and-Customizable-Formulation-of-Pyrimethamine-and-Leucovorin-Available-for-Physicians-to-Prescribe-for-their-Patients-as-an-Alternative-to-Daraprim. October 22, 2015. Accessed June 3, 2016.
9. Express Scripts Champions $1 per Pill Access to an Alternative for Daraprim. http://lab.express-scripts.com/lab/insights/drug-options/express-scripts-champions-1-per-pill-access-to-an-alternative-for-Daraprim. December 1, 2015. Accessed June 3, 2016.

References

10. Andrew Chang & Co LLC. Analysis of the Economic Impacts of Dropless Cataract Therapy on Medicare, Medicaid, State Governments, and Patient Costs. October 2015.
11. Price Comparison for Elmiron. Average cost of $650 (90 count). http://www.goodrx.com/Elmiron. Accessed June 3, 2016.
12. Price Comparison for Daraprim. Cost of $766 per tablet (60 count). http://www.goodrx.com/Daraprim. Accessed June 3, 2016.
13. Price Comparison for Thiola. http://www.goodrx.com/thiola. Accessed June 3, 2016.
14. Market Scope, LLC, Comprehensive Report on the Global IOL Market. May 2013. Accessed November 2014.
15. Number of LASIK surgeries in the United States from 1996 to 2014. http://www.statista.com/statistics/271478/number-of-lasik-surgeries-in-the-us/. Accessed June 3, 2016
16. Galloway, MS., Intravitreal placement of antibiotic/steroid as a substitute for post-operative drops following cataract surgery, presentation at the American Society for Cataract and Refractive Surgeons Annual Meeting. April 25-29, 2014, Boston, MA.
17. Liegner J. Better surgery through chemicals. Presented at the American Society for Cataract and Refractive Surgeons Annual Meeting. April 25-29, 2014. Boston, MA.
18. Schanzer, C., Galloway, MS. No More Drops for Patients in the Real World? Ophthalmologist. November 2014.
19. Schweitzer, J. Dropless Cataract Surgery Offers Benefits for Patients, Providers; Convenience and improved compliance are among the advantages. Advanced Ocular Care. April 2015, pp. 28–29.
20. Schimmel, D. Dropless' Cataract Surgery Enhances Prophylaxis, Patient Satisfaction; Patients are beginning to request this method, which may be the catalyst for more doctors to add it to their repertoire. Primary Care Optometry News, May 2015.
21. Thompson, V. Post-Cataract Surgery Intraocular Injections Offer Alternative to Traditional Drop Therapy; Injections of Tri-Moxi-Vanc can benefit patients, surgeons and staff. Ocular Surgery News (U.S. Edition). September 2015.
22. Wiley, WF. Simplifying Postoperative LASIK Care. A compounded formulation of topical postsurgical medications can enhance patients' compliance. Cataract & Refractive Surgery Today. http://crstoday.com/2015/08/simplifying-postoperative-lasik-care/. August 25, 2015. Accessed October 18, 2015.
23. Grail Research, a division of Integreon. Compounded Formulations Market Assessment. Analysis and Key Findings. Independent research study report. April 28, 2015.

Condensed Balance Sheet - Unaudited

		at March 31, 2016
ASSETS		
Current assets		
Cash and cash equivalents and restricted investments	$	11,971
Accounts receivable, net		943
Prepaid expenses, inventories and other current assets		2,012
Total current assets		14,926
Goodwill and intangible assets, net		5,566
Furniture and equipment, net		4,814
TOTAL ASSETS	**$**	**25,306**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable and accrued expenses	$	4,920
Deferred revenue and customer deposits		50
Other current liabilities		700
Total current liabilities		5,670
Long term debt and other liabilities, net of discounts		10,852
TOTAL LIABILITIES		**16,522**
TOTAL STOCKHOLDERS' EQUITY		**8,784**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$**	**25,306**

Value Creation from Cost Savings

Andrew Chang & Co, LLC estimates up to $13B savings to US healthcare system and patients over next 10 years with Dropless Therapy[10]


$14
$12
$10
$8
$6
$4
$2
$-
$ Billions
State
Patient
Federal
Low Estimate
Weighted Average
High Estimate

At $100 per dose, we believe Dropless can create payor cost savings[10] and drive shareholder value

imprimis PHARMACEUTICALS

Dropless Research Report


Moxifloxacin HCl
(15/1)mg/mL
Injection
SHAKE WELL

- Findings of independent research report by Grail Research[23] (n=257)
  - 57% MDs are aware of Dropless Therapy
  - 91% of aware are likely to use a compounded formulation if made in FDA approved facility
  - 52% of non-users (n=118) cited high cost as barrier to Dropless adoption
  - 69% of users perceive Dropless Therapy as equally effective and 28% better than eye drops

Current Eye Drop Costs[10]

	Medicare			Medicaid		
	Weighted Average	Low	High	Weighted Average	Low	High
NSAID	$165	$139 (Bromfenac Sodium)	$207 (Bromday)	$168	$137 (Bromfenac Sodium)	$206 (Bromday)
Antibiotic	$89	$12 (Tobramycin)	$109 (Besivance)	$89	$12 (Tobramycin)	$109 (Besivance)
Steroid	$70	$24 (Prednisolone Acetate)	$114 (Durezol)	$80	$25 (Prednisolone Acetate)	$115 (Durezol)
Total	**$323**	**$175**	**$431**	**$337**	**$174**	**$431**

imprimis PHARMACEUTICALS